Supplement to the Statement of Additional Information

CREDIT SUISSE HIGH INCOME FUND
(the "Fund")

The following information will supersede or supplement certain information in the Fund's Statement of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers and the total assets managed within each category as of February 28, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Popp	0	$0	22	$10,595	7	$1,110
David Lerner	0	$0	22	$10,595	7	$1,110

As of February 28, 2011, Messrs. Popp and Lerner manage 20 accounts which have total assets under management of $9,657 million, and which have additional fees based on the performance of the accounts.

Ownership in Securities of the Fund

As reported to the Fund, as of February 28, 2011, Messrs. Popp and Lerner had no beneficial ownership in the Fund.

Portfolio Managers' Compensation

John Popp and David Lerner are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining their bonus includes the Fund's performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG's profit sharing and 401(k) plans.

Dated: April 12, 2011